UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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ARCH CAPITAL GROUP LTD.
(Name of Registrant as Specified In Its Charter)

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M21290-P91716 Meeting Information Meeting Type: Annual Meeting For holders as of: March 12, 2010 Date: May 5, 2010 Time: 9:00 a.m. (local time) Location: You are receiving this communication because you hold shares in the above-named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. ARCH CAPITAL GROUP LTD. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on May 5, 2010: The proxy materials, including the proxy statement and 2009 Annual Report to Shareholders are available at: www.proxyvote.com. Elbow Beach Hotel 60 South Shore Road Paget PG04, Bermuda ARCH CAPITAL GROUP LTD. WESSEX HOUSE, 4TH FL 45 REID STREET HAMILTON HM 12, BERMUDA

M21291-P91716 Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 2009 ANNUAL REPORT Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Vote By Internet: To transmit your voting instructions now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2010 to facilitate timely delivery. How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Voting Items 2. To adopt the amendments to the bye-laws set forth in Appendix A of, and as described in, the proxy statement. 3. To appoint PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010. 01) Wolfe "Bill" H. Bragin 02) John L. Bunce, Jr. 03) Sean D. Carney 04) William E. Beveridge 05) Dennis R. Brand 06) Knud Christensen 07) Graham B.R. Collis 08) William J. Cooney 09) Stephen Fogarty 10) Elizabeth Fullerton-Rome 11) Rutger H.W. Funnekotter 12) Marc Grandisson 13) Michael A. Greene 14) John C.R. Hele 15) David W. Hipkin 16) W. Preston Hutchings 17) Constantine Iordanou 18) Wolbert H. Kamphuijs 1. To elect the nominees listed as Class III Directors of the Company for a term of three years. Nominees: The Board of Directors recommends that you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: To elect the nominees listed as Designated Company Directors so that they may be elected directors of certain of our non-U.S. subsidiaries. 19) Michael H. Kier 20) Mark D. Lyons 21) Adam Matteson 22) Michael Murphy 23) Martin J. Nilsen 24) Nicolas Papadopoulo 25) Michael Quinn 26) Maamoun Rajeh 27) Paul S. Robotham 28) Søren Scheuer 29) Budhi Singh 30) Helmut Sohler 31) Julian Stroud 32) Angus Watson 33) James R. Weatherstone Nominees: M21292-P91716 NOTE: This proxy, when properly executed, will be voted in the discretion of the proxyholders on any other matters that may properly come before the meeting or any adjournment thereof.

M21293-P91716